UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2008

CRM Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	n/a
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box HM 2062, Hamilton, Bermuda,		HM HX
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-295-2185

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2008, Compensation Risk Managers, LLC ("CRM"), a wholly-owned subsidiary of CRM Holdings, Ltd. (the "Company"), and the New York State Workers' Compensation Board ("WCB") entered into a Settlement Agreement to resolve the WCB's administrative action to revoke CRM’s third party administrator’s license to provide third party claims administrative services to self-insured workers' compensation groups in New York. Under the Settlement Agreement, the hearing, originally scheduled for May 20, has been canceled, CRM will voluntarily surrender its third party administrator's license and will cease representing self-insurers in the State of New York, and, as part of the ongoing transfer of its self-insured groups that voluntarily closed, CRM will continue to assist the WCB in the transfer of the administration of the groups still being managed by CRM to a new third party administrator appointed by the WCB under the Workers’ Compensation Law and the WCB’s regulations.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 2, 2008, the Company issued a press release announcing the execution of the Settlement Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 - Settlement Agreement dated June 2, 2008 between Compensation Risk Managers, LLC, and the New York State Workers' Compensation Board

99.1 - News Release of CRM Holdings, Ltd. dated June 2, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.

June 2, 2008	By:	/s/ Louis J. Viglotti

Name: Louis J. Viglotti
Title: General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement dated June 2, 2008 between Compensation Risk Managers, LLC, and the New York State Workers' Compensation Board
99.1	News Release of CRM Holdings, Ltd. dated June 2, 2008